THE TECHNOLOGY OF THE ACTIVATION AND
TRANSMUTATION OF RUBBER POWDER (INCLUDING
ACTIVATORS AND MODIFIERS SYNTHETIC TECHNOLOGY),
AND THE TECHNOLOGY OF RUBBER RENEWAL
(INCLUDING RENEWAL AGENTS SYNTHETIC TECHNOLOGY)

AGREEMENT ON THE TRANSFER OF TECHNOLOGICAL
ACHIEVEMENT


	Party A: 	Guang Zhou Research Institute for
			Utilization of
			Reclaimed Resources

	Party B:	Canadian Rebound Rubber Corp.

SUMMARY

	Guang Zhou Research Institute for Utilization of Reclaimed Resources was approved for establishment by Guangzhou Municipal Registration Council at the end of 1979 as an all purpose people's enterprises unit. Its main scope of research is the renewal and utilization of waste organic macromolecular materials (such as waste rubber, waste plastics, waste chemical fibres), and multiple-utilization research and development, so as to broaden new resources for the nation and eliminate environmental pollution. With the last 10 or so years since the organization's establishment, supported by many, this institute has developed into a multi-disciplined, multi-operation joint research centre for waste macromolecular compounds and materials. It has unified its operations combining technology and commerce as one, enjoying certain influence domestically as a scientific research institute and is recognized nationally and internationally as having had outstanding achievements in the renewal and utilization of waste rubber.

	The Canadian Rebound Rubber Corp. specializes in environmental protection technology research and development, "three wastes" multiple utilization technology development, high engineering, construction and other trades.

	Parties A and B, on the basis of equality, mutual benefit, and sincere and friendly joint cooperation, make the following terms and conditions to be jointly observed.


TERMS AND CONDITIONS

ONE, Party A's Responsibilities

1.	Party A provides to Party B the research achievements
of the four technologies: the technology concerning the activation and transmutation of rubber, activators and modifiers synthetic technology, emulsified rubber renewal technology, and renewal agents synthetic technology for Party B's sue
for production purposes. Party A guarantees that the quantity and the quality of activated and transmutated rubber powder meet the nation's "Eight Five" technology task force's requirements and the quality and quantity of the renewed rubber meet the prescribed standards indicated by the
technology assurance manual. (for detailed measurement indicators see attached technology assurance manual).
2.	Party A will provide to Party B production line
technological processes, model names and model numbers of
major equipment and apparatuses, major manufacturers,
and is responsible for equipment installation and production adjustment trials.
3.	Party A will provide training and testing of key
technology staff and quality assurance staff, without
additional payment for such training.  However, trainees
shall be responsible for own travel, food
and lodging expenses.
4.	In order to protect the economic interest of
Party B subsequent to its agreement to the technological achievements transfer, Party A will not within the production territory of Party B transfer or assign related technological achievements.

TWO, Party B's Responsibilities

1.	Party B provides to Party A a transfer fee for
the achievements of the four technologies:  US $500,000
(US $100,000 for the technology of the activation and transmutation of rubber powder, US $250,000 for activators and modifiers synthetic technology, US $50,000 for rubber renewal technology, and US $100,000 for renewal agents synthetic technology). Upon the Contract taking effect when executed and sealed, payment shall be made to the account of Party A by three installments, the first payment, the sum of US $170,000, before April 13, 1997, the second payment, the sum of US $170,000, before July 13, 1997 and the third payment of US $160,000 before
October 13, 1997.
2.	Party B is responsible for constructing plant,
plant facilities and acquisition of specialized equipment, apparatuses management, technological staff and production workers.
3.	During Party B's construction and trial productions,
engineering technologists sent by Party A to assist Party B during these processes shall have their travel, food and lodging expenses covered by Party B.
4.	Party B shall only have the right to utilize the
four technologies: the technology of the activation and transmutation of rubber powder, activators and modifiers synthetic technology, rubber renewal technology and renewal agent synthetic technology and may not assign or transfer such technology.

THREE

Upon signing, sealing and giving effect to the Agreement, Parties A and B shall strictly comply with each and every term of the Agreement. Party which contravenes the same shall compensate the other forall economic losses.


FOUR

	This Agreement shall be in four copies
(four in Chinese and four in English).
Parties A and B shall retain two copies in Chinese and two copies in English.

FIVE

	The Chinese copy shall prevail as the
standard for this Agreement.


Party A:  Guang Zhou Research Institute for
		Utilization of Reclaimed Resources.

/s/ LI XING RU
------------------------------------------		seal
Authorized Signatory







Party B:	Canadian Rebound Rubber Corp.


/s/ D. ELROY FIMRITE
-------------------------------
Authorized Sigantory

					seal
/s/ MICHAEL PINCH
------------------------------
Authorized Signatory
						March 12, 1997



 THE TECHNOLOGY OF THE ACTIVATION AND
TRANSMUTATION OF RUBBERPOWDER (INCLUDING
ACTIVATORS AND MODIFIERS SYNTHETIC-TECHNOLOGY),
AND THE TECHNOLOGY OF RUBBER RENEWAL (INCLUDING
RENEWAL AGENTS SYNTHETIC TECHNOLOGY)

AGREEMENT ON THE TRANSFER OF TECHNOLOGICAL
ACHIEVEMENT


	Party A: 	Guang Zhou Research Institute
			for Utilization of Reclaimed
			Resources

	Party B:	Canadian Rebound Rubber Corp.

SUMMARY

	Guang Zhou Research Institute for Utilization of Reclaimed Resources was approved for establishment by Guangzhou Municipal Registration Council at the end of 1979 as an all purpose people's enterprises unit.
Its main scope of research is the renewal and utilization of waste organic macromolecular materials (such as waste rubber, waste plastics, waste chemical fibres), and multiple-utilization research and development, so as to broaden new resources for the nation and eliminate environmental pollution. With the last 10 or so years since the organization's establishment, supported by many, this institute has developed into a multi-disciplined, multi-operation joint research centre for waste macromolecular compounds and materials. It has unified its operations combining technology and commerce as one, enjoying certain influence domestically as a scientific research institute and is recognized nationally and internationally as having had outstanding achievements in the renewal and utilization of waste rubber.

	The Canadian Rebound Rubber Corp. specializes in environmental protection technology research and development, "three wastes" multiple utilization technology development, high engineering, construction and other trades.

	Parties A and B, on the basis of equality, mutual benefit, and sincere and friendly joint cooperation, make the following terms and conditions to be jointly observed.


TERMS AND CONDITIONS

ONE, Party A's Responsibilities

Party A provides to Party B the research achievements of the four technologies: the technology concerning the activation and transmutation of rubber, activators and modifiers synthetic technology, emulsified rubber renewal technology, and renewal agents synthetic technology for Party B's sue for production purposes. Party A guarantees that the quantity and the quality of activated and transmutated rubber powder meet the nation's "Eight Five" technology task force's requirements and the quality and quantity of the renewed rubber meet the prescribed standards indicated by the technology assurance manual.
(for detailed measurement indicators see attached technology assurance manual).
Party A will provide to Party B production line technological processes, model names and model numbers of major equipment and apparatuses, major manufacturers, and is responsible for equipment installation and production adjustment trials.
Party A will provide training and testing of key technology staff and quality assurance staff, without additional payment for such training. However, trainees shall be responsible for own travel, food and lodging expenses.
In order to protect the economic interest of Party B subsequent to its agreement to the technological achievements transfer, Party A will not within the production territory of Party B transfer or assign related technological achievements.

TWO, Party B's Responsibilities

Party B provides to Party A a transfer fee for the achievements of the four technologies: US $500,000
(US $100,000 for the technology of the activation and transmutation of rubber powder, US $250,000 for activators and modifiers synthetic technology, US $50,000 for rubber renewal technology, and US $100,000 for renewal agents synthetic technology). Upon the Contract taking effect when executed and sealed, payment shall be made to the account of Party A by three installments, the first payment, the sum of US $170,000, before April 13, 1997, the second payment, the sum of US $170,000, before July 13, 1997 and the third payment of US $160,000 before October 13, 1997.
Party B is responsible for constructing plant, plant facilities and acquisition of specialized equipment, apparatuses management, technological staff and production workers.
During Party B's construction and trial productions, engineering technologists sent by Party A to assist
Party B during these processes shall have their travel, food and lodging expenses covered by Party B.
Party B shall only have the right to utilize the four technologies: the technology of the activation and transmutation of rubber powder, activators and modifiers synthetic technology, rubber renewal technology and renewal agent synthetic technology and may not assign or transfer such technology.

THREE

Upon signing, sealing and giving effect to the Agreement, Parties A and B shall strictly comply with each and every term of the Agreement. Party which contravenes the same shall compensate the other forall economic losses.


FOUR

	This Agreement shall be in four copies
(four in Chinese and four in English).
Parties A and B shall retain two copies in Chinese and two copies in English.

FIVE

	The Chinese copy shall prevail as the
standard for this Agreement.


Party A:  Guang Zhou Research Institute for
	  Utilizatin of Reclaimed Resources.

/s/ LI XING-RU
--------------------
Authorized Signatory




Party B:	Canadian Rebound Rubber Corp.


/s/D.ELROY FIMRITE
-------------------
Authorized Sigantory
			 	March 12, 1997